UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2022

BRIDGELINE DIGITAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33567	52-2263942
(Commission File Number)	(IRS Employer Identification No.)

100 Sylvan Road, Suite G700, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

(781) 376-5555
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLIN	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Second Amendment to Roger “Ari” Kahn’s Employment Agreement

On August 18, 2022, Bridgeline Digital, Inc. (the “Company”) entered into an amendment to the employment agreement between the Company and Roger Kahn, its President and Chief Executive Officer, effective August 14, 2022 (the “Second Amendment”). The Second Amendment provides for the following: (i) an increase in Mr. Kahn’s annual salary to $400,000; (ii) the opportunity for Mr. Kahn to earn a periodic incentive bonus, subject to his satisfaction of certain performance metrics; and (iii) the Company’s right, but not its obligation, to issue discretionary equity incentive awards to Mr. Kahn, subject to applicable award agreements, equity incentive plans, and other such applicable terms, restrictions, and provisions. In connection with the Second Amendment, Mr. Kahn was given the opportunity to earn a $100,000 bonus with respect to the second half of fiscal 2022 and was awarded 200,000 shares of restricted stock (the “Restricted Stock Award”), pursuant to the Company’s 2016 Stock Incentive Plan. Mr. Kahn’s Restricted Stock Award vests in quarterly installments over a three year period. Mr. Kahn will also have the opportunity to earn one or more future incentive bonuses aggregating $200,000 for each year. All other terms of Mr. Kahn’s employment agreement, as amended are unchanged.

The foregoing description of the terms of the Second Amendment is qualified in its entirety by the terms of the Second Amendment, which is filed hereto as Exhibit 10.1 to this current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Second Amendment to Roger “Ari” Kahn’s Employment Agreement, effective August 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)
Date: August 24, 2022

	By:	/s/ Roger “Ari” Kahn
Roger “Ari” Kahn
President and Chief Executive Officer